                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to 18  U.S.C.  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, the undersigned,  Anthony J. Miceli, Chief Financial
Officer of United Capital Corp.,  (the  "Company"),  does hereby  certify,  with respect to the Annual  Report of the  Company on Form 10-K for the period  ended
December 31, 2003 (the "Report") that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                           By: /s/ Anthony J. Miceli
                                              ----------------------------------
                                                 Anthony J. Miceli
                                                 Chief Financial Officer
                                                 March 22, 2004